UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933                                   ☒
Pre-Effective Amendment No. ____                                                                   ☐
Post-Effective Amendment No. 39                                                                          ☒

and

Registration Statement Under the Investment Company Act of 1940  ☒

Amendment No. 39

NRM INVESTMENT COMPANY
(Exact Name of Registrant as Specified in Charter)

280 Abrahams Lane
Villanova, PA 19085
Telephone 610-995-0322

(Address of Principal Executive Offices)

John H. McCoy, President,
NRM Investment Company
280 Abrahams Lane
Villanova, PA 19085

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on [date] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on December 30, 2011 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a) of Rule 485

           If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NRM INVESTMENT COMPANY

December 30, 2011

NRM Investment Company (the “Company”) is a no-load, open-end, diversified investment company with an objective to realize income at least half of which is municipal bond interest income, free from federal income tax.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

                                                                         December 30, 2011

TABLE OF CONTENTS

Summary Section	1

Investment Objectives	1

Fees and Expenses of the Fund	1

Annual Fund Operating Expenses	1

Portfolio Turnover	1

Principal Investment Strategies	2

Principal Risks of Investing in the Fund	2

Bar Chart and Table	3

Management	4

Investment Adviser and Portfolio Managers	4

Purchases and Sales of Company Shares	5

Purchases	5

Sales	5

Tax Information	5

More on the Fund	6

Objectives, Strategies, Risks and Holdings	6

Objectives	6

(1) Primary Objectives	6

(2) Secondary Objectives	6

Strategies and Holdings	6

Risks	8

Management, Organization and Capital Structure	10

Management	10

(1) Directors	10

(2) Investment Adviser	10

(3) Portfolio Managers	12

Legal Proceedings	13

Capital Stock	13

Shareholder Information	14

Pricing of Shares	14

Purchase and Redemption of Fund Shares	14

Distributions	14

Frequent Purchases and Redemptions	15

Tax Consequences	15

Financial Highlights	18

Summary Section

Investment Objective

The Fund seeks tax free income from municipal bond investments, taxable income from high dividend paying companies, and protection of principal by investing in selected commodities, companies that produce commodities or funds that hold commodities.

Fees and Expenses of the Fund

Annual Fund Operating Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Management Expenses	.29%
Distribution (12b-1) Fees	None
Shareholder Charges on purchases or reinvestment of dividends, or purchase, redemption or account service fees.	None
Other Expenses	.88%
Total Annual Fund Operating Expenses	1.17%

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$122.85	$382.62	$662.36	$1,459.06

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. In the most recent fiscal year ending August 31, 2011 the Fund’s turnover rate was 19.58% of the average value of its portfolio.

Principal Investment Strategies

The Company’s primary objective is to seek tax free income from municipal bond investments with a duration range of between three and eleven years and an average duration of less than five years, taxable income from high dividend paying companies that are dedicated to paying consistent or increasing dividends, and protection of principal by investing in selected companies that issue qualifying securities including funds that hold commodities. To achieve this objective, it invests more than half of its assets in municipal bonds producing income free from federal income tax and the balance in cash and a wide variety of other investments blending value and growth.1

Principal Risks of Investing in the Fund

The Fund is designed for investors with a moderate tolerance for risk, but an investor could still lose money by investing in it. The Fund’s municipal bond performance could be hurt by:

●           Income risk, which is the chance that the Fund’s income will decline because of falling interest rates.
●           Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. The risk increases with the length of time to the bond’s maturity. The Fund invests in bonds with maturities of between three and ten years and thus the risk of a decline with such maturities is moderate.
●           Management risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
●           Financial condition of the municipalities that issue the municipal bonds the Fund purchases, which is the chance a municipality may not be able to pay the bond principal and income timely.

The Fund’s performance in its wide range of investments other than municipal bonds could be  hurt by poor selection of investments, adverse domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer.

A risk peculiar to the Fund as a whole is its history from 1974 to 1979 as a steel processing plant which has had and currently does have exposure to environmental claims centering on waste haulers removing plant waste, and without the company’s knowledge, disposing of it at unlicensed landfills. The Environmental Protection Agency has notified the Fund that it may seek cost recovery from it with respect to a Superfund project in Doylestown, Pa.

1The idea of growth investing is to focus on a stock that is growing with potential for continued growth while value investing seeks stocks that the market has underpriced and have the potential for an increase when the market corrects the price.

2

A second risk peculiar to the Fund as a whole is the concentration of its share ownership in two major shareholders. Should there be a significant redemption by either shareholder, it is likely that the Fund would be forced to sell its holdings and dissolve.

Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared with those of broad-based securities market indexes.  How the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                During the 10 year period shown in the bar chart, the highest quarterly return was 17.34% (quarter ended 6/30/09) and the lowest quarterly return was -14.87% (quarter ended 9/30/08).

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Average Annual Total returns for Periods Ended December 31, 2010

	1 year	5 years	10 years
Return Before Taxes	9.62%	.35%	2.40%
Return After Taxes on Distributions	9.04%	.26%	1.90%
Return After Taxes on Distributions and redemption of Fund Shares	13.19%	-9.35%	4.21%

Comparative indexes
(reflecting no deductions for fees, expenses or taxes)
Barclays 5 year Municipal Bond Index	3.40%	5.00%	4.81%
Merrill Lynch Preferred Stock DRD Eligible Index	11.41%	-10.70%	-2.82%

CPI	1.36%	2.14%	2.35%
S&P 500	15.06%	2.29%	1.41%
Composite Index 1	8.32%	0.84%	2.71%

1 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. These indexes were used to compare the Company’s results with established benchmarks for asset categories similar to the Company’s investments throughout calendar year 2009. The results were blended to reflect the proportions of like-kind investments the Company held in its 2008 portfolio forward. Prior to 2008 the benchmark was 100% Barclays 5 Yr Muni. The Company selected Merrill Lynch Preferred DRD (Dividend Received Deduction) Eligible as a benchmark as the nearest equivalent to the pass-through treatment the Company shareholders received for QDI (Qualified Dividend Income) from the bulk of its preferred shares it held throughout 2009. The same indexes were used throughout July 2010 during which the Company owned a similar blend of securities. After July 31, 2010, the Company used three indexes to reflect new investments: 60% Barclays 5 Yr. Muni, 20% S&P 500, and 20% CPI.

2 Barclays Capital is a leading provider of fixed income indices for benchmarking/beta needs. The unified Barclays Capital Indices platform brings together a family of broad-based fixed income benchmarks.

After Tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts and certain annuities.

Management

Investment Adviser and Portfolio Managers

The Company’s investment adviser is Haverford Financial Services, a federally registered investment adviser. One of the Company’s managers is Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, who joined the adviser in 2003; the other manager is John H. Donaldson, Vice President and Director of Fixed Income who joined the adviser in 2006.

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Purchases and Sales of Company Shares

Purchases

Initial Purchase:   Those wishing to make purchases of the Company’s shares must contact the Company’s transfer agent, First National Trust Company, 532 Main Street, Johnstown, Pa., 15901 and comply with the agent’s customer identification program. Initial purchases must be for at least one share.

Subsequent Purchases:  Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner. Except for reinvested dividends, additional purchases must be for at least one share.

Sales

The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power.  If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form.  In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

Tax Information

Interest income distributed from tax exempt municipal bonds will be tax free to you so long as the Fund holds more than half of its assets in such bonds; the balance will be taxable to you as ordinary income, capital gains, or a combination of the two unless you are investing in a tax-deferred arrangement.

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More on the Fund

Objectives, Strategies, Risks and Holdings

Objectives

(1) Primary Objective

The Company’s primary objective is to seek tax free income from municipal bond investments with a duration range of between three and eleven years and an average duration of less than five years, taxable income from high dividend paying companies that are dedicated to paying consistent or increasing dividends, and protection of principal by investing in selected companies that produce commodities or funds that hold commodities. To achieve this objective, it invests more than half of its assets in municipal bonds producing income free from federal income tax and the balance in cash and a wide variety of other investments blending value and growth.
(2) Secondary Objective

The Fund’s secondary objective is to preserve and grow capital.

Strategies and Holdings

To accomplish its objectives, the Fund will invest at least half of its assets in state and municipal bonds, the income from which is exempt from federal income tax to the Company, in small amounts of cash or equivalents for temporary holding, and the rest in equities which will include common stock of domestic or foreign companies, a real estate investment trust, and mutual funds holding stock and mutual funds, and trusts holding commodities or commodity derivatives that qualify as securities under the Internal Revenue Code. Illustrating the foregoing, at the close of the Company’s fiscal year (August 31, 2011) 53.39% of the Company’s assets were invested in state and municipal bonds, 26.97% in equities, 2.41% in cash,3 and 17.24% in all other investments. However, the Company in conjunction with its adviser has concluded that to achieve its principal objective of achieving the greatest total, after tax return from investments, it may without additional shareholder approval purchase any kind of security or commodity that will achieve this objective.

3 Approximately 5% of the cash was set aside to redeem shares from the estate of a deceased shareholder. That redemption, for 200,000 shares from the Gilbert Estate, occurred on September 15, 2010.

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Assisting the Company in reaching its objectives, it has employed an investment advisory firm that acts through an Investment Selection Committee (“Committee”) to be aware of and analyze worldwide market conditions that affect the Company’s income production and capital preservation and growth objectives. The Committee members consider economic, political and social events in the United States and abroad including such factors as current interest rate yields, stock market valuation levels, and diversification. They will also consider valuations and events peculiar to target companies issuing those securities, the risks entailed, and their growth potential to achieve a total return. The Committee’s fixed income portfolio manager attends the Company’s regular meetings and advises its directors.

In pursuing the Company’s secondary goals of safeguarding the Company’s bond portfolio, the Committee members will be aware of and analyze the state and municipal bond market and will initially recommend bonds with stated maturities from purchase in the intermediate range of three to eleven years, with competitive rates, with little risk of principal and rated “A” or better by Standard & Poor or Moody’s rating service. For example, at the close of the Company’s fiscal 2011 year the average effective duration was 3.84 years. Future payment of timely interest and principal payments is highly dependent upon the issuer’s ability to generate sufficient cash especially in economic scenarios adverse to the issuer’s particular circumstances.  For both taxable and non-taxable investments, the adviser takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

However investors must be aware that only the Committee’s initial recommendations will follow the Company’s past practices of investing more than half of its portfolio in municipals with minimum risk. Its long-term objectives and strategy are to focus on income and preservation of capital (adjudged for inflation). Accordingly the Company, following the Committee’s advice or the Committee acting with blanket authority from the Company’s board of directors may at any time on its own initiative change from the initial or like investments to more speculative ones to achieve the primary object of income realization and secondary object of growth.

 A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Risks

The principal risks of investing in the Fund were named above in the summary prospectus. The following is an elaboration of those risks.

Generally the risks associated with the Company’s investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns.  Further, market rates of interest have a direct bearing upon the value of the Company’s securities regardless of the status of the issuers.  The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments.  A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status.

Other risks of investing in the Company’s portfolio in any municipal issue include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payments or payments on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases.

The risks of investing in common shares reflect domestic or worldwide economic, political or social events, adverse general market conditions that change frequently and cannot be predicted with accuracy, adverse industry or sector conditions, and adverse factors relating to the particular stock issuer in question such as loss of financial strength, loss of competitive advantages in the marketplace, and accompanying downgrades by rating agencies. The risk is generally, but certainly not always, greater when investing in small or mid-sized corporations, which are more vulnerable to adverse conditions and the risk is still greater when the portfolio holding the shares is non-diversified. If the shares are in foreign corporations, the risk is still greater because of responses to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability.

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The risks of investing in other securities are:

(1) There are special risks in investing in derivatives. Because of the numerous factors going into the price it is difficult for the most experienced trader to predict price movements, which are often volatile. A significant additional risk with purchasing and maintaining a derivative is the frequent use of leverage whereby losses can be magnified. Certain credit risks must likewise be considered. For derivatives involving futures transactions in established markets, the investor assumes the risk of default by an exchange clearinghouse; for privately negotiated two or multiple party transactions, the investor is exposed to default by the counterparty or counterparties.

(2) Commodities and funds holding commodities are ordinarily speculative investments involving the purchase or sale of a staple for future delivery. The risks are similar to those of a derivative in that many contracts are leveraged and numerous and difficult to predict factors account for the contract price at any given time.

(3) Real estate trusts are likewise leveraged and own interests in assets, which are relatively illiquid. In adverse economic conditions vacancy rates frequently increase lowering the income of the trust and the value of its underlying assets; if trust interests are redeemed under such conditions, the trust may have to sell its properties in a depressed market to acquire cash to meet its redemption obligations. Other factors that may affect the value of real estate trusts include interest rate changes, competition for tenants, real estate taxes, environmental laws and zoning laws.

In general, the investments the Company makes will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer’s industry or sector, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met.

An additional risk peculiar to this Company is remaining liability it may have for activities it conducted before it became an investment company in 1979. They arose and were related to the Company’s activities when it was an operating steel processing plant. In the past, the Company settled matters brought in the District Court for the Eastern of Pennsylvania and elsewhere, involving such environmental issues.

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The United States Environmental Protection Agency has made inquiry about still another matter in the form of a special notice letter asking the Company to participate in a cleanup; the Company believes that its responsibility as argued by EPA is doubtful and declined to participate. However, until more is known, for the indefinite future the matter should be regarded as material and significant. Although the Company will defend vigorously any action that might be brought, the EPA (or a parallel state agency) may reassert that the Company is liable and prevail in formal action for reimbursement, supported by existing evidence or evidence that may be discovered in the future.

Still another risk peculiar to the Company (See Capital) is the distribution of portfolio securities or liquidation of securities owned by principal shareholders which could be disadvantageous to the Company’s remaining shareholders and could so reduce the Company’s total assets that continued operation, as an investment company would not be economically feasible.

Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

Management, Organization and Capital Structure

Management

(1) Directors

The Company’s Board of Directors manages the business and affairs of the Company. The Company’s by-laws provide for five directors and all positions are filled.  Two of the directors serving, namely John H. McCoy, Jr. and George W. Connell, are “interested persons” within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting attended.  There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

(2) Investment Adviser

The Company’s investment adviser had previously been Haverford Investment Management, Inc. (“HIM”), a federally registered investment adviser with its principal office located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania.  On September 18, 2008 the Company’s adviser became and remains Haverford Financials Services (“HFS”). At its regular combined shareholder and directors’ meeting in December 2010, the shareholders and directors voted unanimously to reappoint HFS for 2011. HFS or its affiliates has advised the Fund since 1992.

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HFS is a federally registered investment adviser providing portfolio management services to its clients.  Its officers and employees are the same as those of HIM.  Additionally, HFS officers and employees are also officers and employees of The Haverford Trust Company (“HTC”), which had been the investment adviser to the Company from November 1992 until the change to HIM in 2004.

HFS and HTC share various services such as investment research, accounting and operational services in addition to corporate offices.  The Investment Committees of HFS and HTC are identical.

HFS provides investment services to the Company on a fully discretionary basis.  Its activities include making purchases and sales of securities after considering the Board’s specific or blanket suggestions, the Company’s investment policies, the provisions of the Company’s registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

Mr. George W. Connell, a 1958 graduate of the University of Pennsylvania, is HFS’s Vice Chairman, Director and sole shareholder.  Mr. Joseph J. McLaughlin, a 1981 graduate of St. Joseph’s University, is HFS’s Chairman, CEO, President and Director.

In additional to being Vice Chairman of HFS, Mr. Connell is also the Vice Chairman, Director and sole shareholder of HTC and the CEO of Haverford Trust Securities, Inc., a broker-dealer subsidiary of HTC.  Mr. Connell was formerly an organizer, a sole shareholder, chairman, chief executive officer and chief investment officer of Rittenhouse Financial Services (“RFS”), a firm that the John Nuveen Company acquired on September 1, 1997.  Previously, RFS was the Company’s adviser.  Afterward, Mr. Connell became the principal of HTC and has been involved in these financial entities since then.

In addition to being Chairman, CEO and President of HFS, Mr. McLaughlin is also the Chairman, CEO and member of the Board of Directors of HTC.  Previously, Mr. McLaughlin was vice president and manager of the Private Client Group of RFS.  Prior to joining HTC, he was a vice president at JP Morgan & Company and a manager at Peat, Marwick, Mitchell & Co.  He is a Certified Public Accountant.

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Since November 27, 1992 (when RFS contracted to become the Company’s adviser), the members of the Company’s Board of Directors (1) have reviewed or have had the opportunity to review at the quarterly meetings all purchases and sales of the Company’s portfolio and (2) have directed RFS and its successors to maintain records. For non-advisory services, the Board also arranges for (3) the services of an independent certified public accountant; (4) custodial and transfer agency services; (5) the computation of net asset value by its non-auditing accountant and HFS; (6) the providing of fidelity bond coverage; (7) the providing of other administrative services and facilities necessary to conduct the Company’s business; and (8) the providing of certain legal and auditing services necessary to comply with federal securities laws.  The Company assumes all expenses therefore.

For the services provided by HFS, the Company pays it, in quarterly installments, at the annual rate of .3% the fair market value of the portfolio measured quarterly.

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund’s annual report to shareholders for the period ending August 31, 2011.

(3) Portfolio Managers

The Fund is primarily advised by two investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The SAI provides additional information about the portfolio managers and other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003 and has over 28 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph’s University.

John H. Donaldson, Vice President and Director of Fixed Income, joined Haverford in 2006 and has over 31 years of investment experience.  Mr. Donaldson received a B.A. degree from the University of Pennsylvania.

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Legal Proceedings

There are no legal proceedings pending against the Company. However, the Environmental Protection Agency has issued a special notice letter to the Company as explained above under the heading of “Risks.”

Capital Stock

As of October 4, 2011, the Company’s president and chairman of the board, John H. McCoy owned beneficially and of record approximately 85% of the Company’s outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 99.9% of the Company’s outstanding shares. Redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds.  The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company’s remaining shareholders and could so reduce the Company’s total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. (See “Risks”)  If the major shareholders redeemed and an environmental claim were assessed against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

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Shareholder Information

Pricing of Shares

Shares are sold and redeemed by the Company at net asset value. The net asset value per share for purposes of both purchases and redemptions is determined by the Company’s accountant and Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received.  It is computed by dividing the value of all portfolio securities and other assets, minus ascertainable liabilities, by the number of shares outstanding on such date.   Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value.  With respect to the Company’s investment in other open-end management investment companies registered under the Investment Company Act, the Company’s net asset value is calculated based upon the net asset values for those investment companies. The prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effect of using fair value pricing.  Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company’s Board of Directors. The effect of fair value pricing for Company assets other than securities with market quotations may result in a different net asset value from amounts that would arise from actual securities sales.    Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

Purchase and Redemption of Fund Shares

In addition to the information contained in the summary prospectus4, the following may be useful information to shareholders: Respecting redemption of shares of a shareholder having shares of a value of $10,000 or more, the Company may redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company’s net asset value. 5 On the date of the redemption, the shareholder will receive marketable securities (and, possibly, cash for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

Distributions

The Company normally distributes its investment company income quarterly and its capital gain net income at least annually. In general, dividend record dates are set by the directors to occur on or approximately the 23rd day of February, May, August and November.

4 See “Purchases and Sales of Company Shares.”

5 For shares purchased within six months of the date of redemption where the redemption proceeds are the Company’s securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company’s basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption.

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In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares.  In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.

Frequent Purchases and Redemptions

The Company’s transfer agent will apply its risk assessment and other related procedures to the Company’s stock issuances, redemptions and monetary transactions of which it is aware and which is under its control. However, the Company’s Board of Directors has not adopted specific policies and procedures regarding frequent purchases and redemptions of shares. More than 99 % of the Company’s shares are owned by a small group of investors whose shareholdings have been substantially unchanged for several of the past years; one such investor owns 85% of the shares and has not traded in the shares within the past ten years. It is thus the view of the Company’s Board that specific policies and procedures guarding against frequent purchases and redemptions are unneeded. Nevertheless, the Company has traditionally reserved the right to reject any purchase, and in the event of market abuse of any kind would reject the purchase request and close the account of any person attempting to engage in frequent purchases and redemptions.

Tax Consequences

The Company qualified for the fiscal year ended August 31, 2011 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code.

In general Subchapter M permits proportionate, pass-through tax treatment to the Company’s shareholders of income an investment company earns, with the result that the shareholders are responsible for the tax as opposed to the distributing company. With its authority to invest in a wide range of securities, distributions from the Company could include a variety of income taxable at different rates. The major items to be expected in the immediate future are dividend income the Company receives from corporations, mutual funds, distributions from real estate investment trusts, long or short-term capital gain income when the Company sells parts of its portfolio at a net profit, and tax free income from its portfolio of municipal bonds and notes.

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Taxes on distributions of capital gains are determined by how long the Company owned the portfolio shares it sold resulting in a net profit. Holdings of more than a year are generally long term. The time the shareholder held his shares is not relevant to determining the long term or short-term nature of the dividend. Long-term capital gains are taxed to the individual shareholder of the Company at the maximum rate of 15% in the 2011 calendar year; short-term gains are taxed at ordinary income rates.

The tax on non-municipal interest passed through to a shareholder is at ordinary income rates.

All non-exempt distributions are taxable to the shareholders even if they are paid from income or gains earned by the Company before the shareholder’s investment and were accordingly included in the purchase price.

For so long as the Company invests one-half or more of its portfolio income in state and municipal bonds, it will pay related “exempt-interest” dividends to its shareholders as items of interest excludable from their gross income.  For the immediate future the Company intends to maintain a greater than 50% investment in such bonds; however the board of directors or the investment adviser may at any time make investments in other securities of more than 50% of the portfolio, resulting in income from municipals being taxed to the shareholders at ordinary income rates.

Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.  For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were acquired by the Company from interest on Pennsylvania State and Local Government obligations.

16

If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend.  If a shareholder redeems any shares between dividend record dates, the amount of any undistributed dividend income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

Although exempt interest dividends are excludable from shareholders’ gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under Section 86 of the Internal Revenue Code.

Interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which may in whole or in part include shares issued by the Company) will not be deductible by the borrower.  Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence.  To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders.  This discussion is not intended as a substitute for careful tax planning.  Accordingly, investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

Shareholders will be advised annually within 60 days from the end of the Company’s taxable year as to the federal income tax consequences of distributions made during the year, and will be similarly advised after the end of each calendar year.

17

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  For the first four years, this information has been audited by ParenteBeard LLC an independent registered public accounting firm; the information for the latest year has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the SAI or annual report, which are available upon request.

18

Financial Highlights
Years Ended August 31, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007

Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.25	$3.069	$3.480	$3.551	$3.938

Net investment income (loss) (a)	.094	.114	.138	.321	(.131)

Net realized and unrealized gain (loss) on investments	.279	.181	(.454)	(.336)	(.088)

Total from Investment Operations	.373	.295	(.316)	(.015)	(.219)

Less distributions:
Dividends from capital gains	-	-	-	-	(.025)
Dividends from net tax-exempt income	(.053)	(.052)	(.045)	(.024)	(.064)
Dividends from net taxable income	(.041)	(.062)	(.050)	(.032)	(.079)

Total Distributions	(.094)	(.114)	(.095)	(.056)	(.168)

Net Asset Value, End of Year	$3.53	$3.250	$3.069	$3.480	$3.551

Total Return (Loss) (b)	11.59%	9.71%	(9.20%)	(0.37%)	(5.79%)

Ratios/Supplemental Data

Net assets, end of year (in thousands)	$11,712	$11,437	$10,797	$12,557	$12,815

Ratio of expenses to average net assets	1.17%	1.39%	1.40%	1.33%*	8.62%

Ratio of net investment income (loss) to average net assets	2.73%	3.58%	4.70%	9.23%	(3.43%)

Portfolio turnover rate	19.58%	38.07%	17.27%	9.27%	18.00%

(a) Per share net investment income (loss) has been determined using the average shares method.
(b) Assumes reinvestment of all dividends and distributions.
* Excludes the recovery of  environmental claims and related costs.

19

The Company’s Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund’s annual and semi-annual reports to the shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports are available, without charge, upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 532 Main Street, Johnstown, Pa., 15901; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 484 318 7979 or contact him at his email site efackenthal@aol.com. The Company does not maintain an Internet Web site.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information about the operation of the Commissions’ Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund’s Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: Publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

However you contact the Commission in regard to the Company, be sure to have the Company’s Investment Company file number at hand: 811 02995.

NRM INVESTMENT COMPANY

December 30, 2011

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. A prospectus may be obtained without charge upon request, by calling the Fund’s Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund’s assistant secretary, Edward Fackenthal, collect at 484 318 7979 or contact him at his email address efackental@aol.com. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

i

NRM INVESTMENT COMPANY
STATEMENT OF ADDITIONAL INFORMATION
December 30, 2011
TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION	i

FUND HISTORY	1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS	1
Investment Objectives and Policies	1
Risks	3
Investment Policies and Restrictions	3
Disclosure of Portfolio Holdings	5

MANAGEMENT OF THE FUND	7

FISCAL YEAR DIRECTORS’ FEES	9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	10

ADVISORY SERVICES	11

PORTFOLIO MANAGERS	12

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS	13

THE COMPANY’S COMMON STOCK	14

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING	15

OTHER INFORMATION OF INTEREST TO INVESTORS	15
Accounting	15
Compliance	15
Custodian and Transfer Agent	15
Auditors	16
Counsel	16

TAXATION OF THE FUND	16

PERFORMANCE DATA	18

Report of Independent Registered Public Accounting Firm and Financial Statements	19

ii

FUND HISTORY

          The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co.  Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant.  On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end management investment company.

DESCRIPTION OF THE FUND; ITS INVESTMENTS AND RISKS

Investment Objective and Policies

The Company is an open-end, diversified, management investment company.   As stated in the Prospectus, for the immediate future it intends to invest at least fifty percent of its assets in State and Municipal Bonds. However, the Company at any time may elect to exceed fifty percent of its assets in securities other than State and Municipal Bonds, or hold cash for future investments, expenses or redemptions.

State and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses, and loans to other public institutions and facilities.  In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities.  Such obligations are included within the term “Municipal Bonds” if the interest paid thereon is exempt from federal income tax.  Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.  Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance.  Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate “issuer” as that term is used in the Prospectus and this Statement of Additional Information.  The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

The issuer’s obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality’s general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower’s project fail, there is no recourse to the municipality and the Fund would lose its investment.

For the immediate future, the Fund will invest the balance of its assets (i.e. the amounts remaining after investing at least 50% in municipal bonds) in equities, real estate investment trusts, mutual funds holding stock and mutual funds holding commodities such as precious metals, and mutual funds holding other instruments.

Should the Company’s primary objectives of preserving capital and generating after tax income and secondary objective of growth of principal require, it will change the foregoing strategy by investing in other income producing instruments or other instruments the Selection Committee of the investment adviser believes to be undervalued. This would include a wide variety of investments described in the Prospectus focusing on income and total return with a secondary objective of capital growth. Accordingly, when in view of the Board and the Adviser (taking the secondary objective into account) it will achieve a suitable total return, the Company will invest in securities, including, without limitation, stocks of corporations of small, mid and large capitalizations across all sectors and from non-rated or below investment quality grade to highly rated; parallel investments in non-corporate entities; real estate investment trusts, bonds issued by foreign, federal, state or local governments; derivatives including futures, indexes, options, warrants, and swap contacts; securities of other investment companies, commodities of any kind; and convertible bonds and convertible preferred stock.

Risks

Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

For reasons explained in “RISKS OF INVESTING IN THE FUND” section of the Prospectus, the Company may be liable for environmental harm.  A material matter was settled in June 2008; however, the EPA has demanded information from the Company and the Company’s successor about another environmental site, which could lead to a claim, and there could be still other claims not now known to the Company or any of its personnel.

In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations, which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.

Investment Policies and Restrictions

The Company may not:

   1.           Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company’s assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company’s assets at the time of such borrowing.  (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

2.           Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

3.           Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

4.           Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company’s investment objective, policies, and restrictions may be deemed to be underwriting;

5.           Purchase or sell real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein) but may invest in real estate investment trusts.

6.           Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors), which at the time of purchase had been in operation for less than three years.

7.           Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

8.           Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company’s stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company; nor will the Company invest more than 5% of its assets in any other investment company.

9.           Knowingly invest more than 10% of the value of the Company’s assets in securities with legal or contractual restrictions on resale; and,

10.           Invest 25% or more of its total assets in any one issuer.

11.           Invest directly in commodities, but may invest in such derivatives of commodities that are classified as securities by the Internal Revenue Code.

The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction.  The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three days thereafter (not including Sundays and holidays); should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

Disclosure of Portfolio Holdings

The individuals, entities and entity employees who have continuous and unrestricted access to records of the Company’s portfolio are its Board Members who act as a committee-of-the-whole in advising investments, the Company’s investment adviser who ultimately decides on investments on a discretionary basis, the Company’s bank custodian which holds all of the portfolio, participates in pricing the holdings, and the Company’s non-auditing accountant who keeps records of the purchases and sales and who also participates in pricing (all of the foregoing being knows as “Access Persons.”).

As a condition to the Company’s ongoing appointment or employment of the Access Persons, they have pledged to the Company to treat the Company’s holdings as confidential and, accordingly, not to disclose the holdings, purchases and sales, planned purchases, and all related discussions and deliberations to others except as required by law (such as with publicly available filings with government agencies or in periodic reports). Access Persons may freely disclose portfolio information to all other Access Persons, and periodically the Company will make its portfolio known to the employees of the Company’s auditing firm.

The Company has adopted an Ethics Code that bars Access Persons from trading in securities the Company has traded in or has contemplated trading in for the duration of a fifteen day “blackout period” as defined in the Code and likewise bars trading in initial or limited public offerings except as the Code permits in exceptional circumstances. The Code has monitoring provisions wherein Access Persons are required to report their individual purchases and sales directly or indirectly to a compliance officer who reports, independently, to the board. The Code also has sanction and disgorgement provisions applied to an Access Person who has violated Code provisions.

No less frequently than annually, the compliance officer reports to the Board about the operation of the ethics code procedures and reports no less frequently than quarterly of any apparent past violations. The officer reports immediately about ongoing violations.

MANAGEMENT OF THE FUND

The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company’s officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with Registrant; term of office and time served with the Fund	Positions During Past Five Years

John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 89 Years Old	Director, Chairman, and President, Treasurer. Has served as director and president since 1979, as treasurer since 2001.	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.
Raymond H. Welsh 1735 Market Street, 36th floor, Philadelphia, Pennsylvania 19103 79 Years Old	Director since 2008	Senior vice president of UBS Financial Services, Inc.
Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 53 Years Old	Director since 2007	C.P.A. for Rainer and Co., an accounting firm.
Anthony B. Fisher 116 Glenn Road Ardmore, Pennsylvania 19003 59 Years Old	Director and Secretary since 2008.	Principle of Risnychok and Associates Inc., an insurance agency specializing in surety and property and casualty insurance to the construction industry.
George W. Connell* #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087 74 Years Old	Director since 1992
Vice Chairman, Director and sole shareholder of HFS, the Company’s investment adviser; Vice Chairman and sole shareholder of The Haverford Trust Company; CEO and Director of Haverford Trust Securities, a broker-dealer subsidiary of The Haverford Trust Company.

All positions for directors and officers are for one calendar year.

*	Interested Director – Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company’s Investment Adviser.
**	Retired for more than five years.

The Board performs all of the functions prescribed for Corporations by Section 1721 Pennsylvania Associations Code.  As it relates to purchases and sales of portfolio securities, the Board meets quarterly and functions as a committee-of-the-whole to consult with the Adviser who has discretionary authority.

Investments by McCoy and Connell in the Company each exceed $100,000.00 as of October 28, 2011. No other director is a shareholder in the Company.

As explained under “Disclosure of Portfolio Holdings,” the Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  Except as provided therein, the codes bar personnel and others known as “access persons” from investing in securities during a “blackout period” that were or may be purchased or held by the Company. The codes are on file with and are available from the Securities Exchange Commission.

To meet all applicable fiduciary rules, the Company’s adviser employs a service to vote the proxies of the voting securities held for the Company. The footnote hereto contains the policies of the adviser.1 Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling,  collect, 484 318 7979.

1 Intention of the Proxy Voting Policy

Haverford Financial Services (HFS) considers the power to vote on proposals presented to shareholders through the proxy solicitation process to be an integral part of an investment manager’s responsibility.  HFS recognizes that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset.  The Proxy Voting Policy is designed to ensure that:

1.
Proxies for which HFS has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments, and not in the interests of HFS or any associated parties other than the clients.

2.	Any real or perceived material conflicts that may arise between the interests of HFS or any of its associate parties and those of the clients are properly addressed and resolved.

Third Party Proxy Voting Services
To assist the company in voting proxies, HFS has retained Egan-Jones Proxy Services (“Egan-Jones”).  Egan-Jones is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to HFS by Egan-Jones include in-depth research, voting recommendations (although HFS is not obligated to follow such recommendations), vote execution, and record keeping. Egan-Jones also assists HFS in its reporting and record keeping relating to proxy voting.

Proxy Voting Guidelines
HFS has adopted the following specific voting guidelines:

1.
HFS will vote client proxies in line with the recommendations made by Institutional Shareholder Services (Egan-Jones), except in circumstances detailed in (2) of this section.  Institutional Shareholder Services’ recommendations focus on voting proxies in the best economic interest of shareholders, and as such align well with the goals of HFS’ clients.  Institutional Shareholder Services’ specific proxy voting policies are available upon request.

2.
HFS’ Investment Committee reserves the right to vote a proxy contrary to Egan-Jones’s recommendation with a majority vote.  Issues that can trigger a review by the committee for the purpose of voting against Egan-Jones are (but are not limited to):

a.	Mergers and acquisitions
b.	Spin-offs, split-offs, or IPOs
c.	Significant alterations of the capital structure of the company
d.	Other significant corporate actions
e.	Employee compensation and benefits

Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers.  The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses; they receive no other remuneration of any kind. For the past year the payments were as follows:

NRM INVESTMENT COMPANY’S FISCAL YEAR DIRECTORS’ FEES

MEETING DATE	MCCOY	FISHER	CONNELL	WELSH	FABRIZIO	TOTAL
09/16/2010	$400.00	$400.00	$400.00	$400.00	$400.00	$2,000.00
12/16/2010	400.00	400.00	400.00	400.00	400.00	2,000.00
03/17/2011	400.00			400.00		800.00
06/09/2011	400.00	400.00	400.00		400.00	1,600.00
F/Y Total	$1,600.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$6,400.00

3.
Should any real or perceived material conflicts arise between the interests of HFS or any of its associated parties and those of its clients, HFS’ Investment Committee forgoes its right to vote a proxy contrary to Egan-Jones’s recommendation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 4, 2011 John H. McCoy owned beneficially and of record 2,817,681.428 shares of the Company’s outstanding voting securities and controlled the Company.  His control is sufficient to appoint all members of the Board of Directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders.  The Company’s principal shareholders (those owning five percent or more) are as follows:

Name and Address	Percentage of Ownership

John H. McCoy 280 Abrahams Lane Villanova, PA 19035	85%
George Connell #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087	10.4%

The percent owned is based on the number of outstanding shares of common stock at October 4, 2011.   All such shares are owned of record and beneficially.  All officers and directors of the Company, as a group owned as of October 4, 2011, 95.4 % of the Company’s common voting stock.

Since Mr. McCoy owns 85% of the stock, he manages the Company’s business and investment policies and has done so since the Company’s inception in 1979. The independent directors are those he nominated and moved into office by reason of his majority shareholding. There has never been a need for a lead independent director to balance Mr. McCoy’s status as an interested director. Instead, over the past 32 years there has been complete consensus respecting resolutions and decisions the board has adopted and in all matters of daily business the members act as a committee-of-the-whole. No other shareholder has voiced dissent. The Company has no employees other than two directors acting as treasurer (Mr. McCoy) and secretary (Mr. Fisher); all other Company functions including oversight are outsourced.

ADVISORY SERVICES

Investment Advisor

Haverford Financial Services, Inc. (“HFS”) located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546 has been retained by the Company to act as investment adviser, to make discretionary sales and purchases for the Company’s portfolio, under an advisory agreement dated December 15, 2005, effective January 1, 2006, with an HFS sister company, Haverford Investment Management, Inc. (“HIM”), and assigned to HFS effective October 18, 2008. Theretofore HIM acted as advisor, performing non-discretionary or purely consulting services for the Board of Directors, following the provisions of a contract dated November 30, 1992. That contract was with Rittenhouse Financial Services.  Rittenhouse eventually by assignment of September 3, 1997 transferred the advisory contract to Rittenhouse Trust Company, which in turn changed its name to Haverford Trust Company.  Haverford Trust Company in turn, in January 2004 organized a wholly owned subsidiary named HIM.  The Company at its quarterly board meeting combined with its annual shareholder meeting resolved to contract with HIM for the calendar year 2005. At the 2008 shareholder’s meeting, the Company contracted with HIM’s assignee HFS for 2009 and that contract was renewed in December 2009 for the calendar year 2010 and in December 2010 for the calendar year 2011.

The sole shareholder of HFS is George Connell who controls the adviser.  His qualifications, affiliations, and business history are contained in the Prospectus. He is a Board member of the Company and accordingly an interested person.

Under the Advisory Agreement, HFS assumes responsibility to the Company as provided in the Prospectus, to make purchases and sales of securities on a discretionary basis and to adhere to the provisions of the Investment Advisers Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HFS, on a quarterly basis, a fee of .3% of the assets under management, valued quarterly. In determining net asset value, the Company accrues HFS’s fees on a daily basis.

For the fiscal year ending August 31, 2009 the Company paid HFS $30,123. For the year ending August 31, 2010 the Company paid HFS $33,268. For the fiscal year ending August 31, 2011, the Company paid HFS $33,550.

During the past fiscal year the following broker/dealers acted as principals in selling investments to the Company.  They also furnished research, security and economic analysis to the adviser and to the Company’s Board, but not as a direct result of any trade or series of trades:

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Haverford Trust Company compensates the Fund’s portfolio managers for their management of the Fund.  The portfolio managers’ compensation consists of a salary.  The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products.  Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser’s and its parent’s profitability, investment ideas, teamwork, leadership and overall contributions.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Name	Dollar Range of Fund Shares*
Joseph J. McLaughlin, Jr.	$1 - $10,000
John H. Donaldson	$1 - $10,000
*           Valuation date is August 31, 2011.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below is subject to a performance-based advisory fee. The information below is provided as of August 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph J. McLaughlin, Jr.	1	$79,546,565	0	$0	90	$369,302,537
John H. Donaldson	0	$0	0	$0	3	88,267,643

Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company.  Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices.  The Company will also purchase underwritten issues.  When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions.  For the years ending 2007 and 2008, the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds. In the year ending August 31, 2009, the Company paid commissions of $3000. In the year ending August 31, 2010, the Company paid commissions of $8,538. In the year ending August 31, 2011, the Company paid commissions of $2,678

The policy of the Adviser will be to seek “best execution” when placing portfolio transactions for the Company.  “Best execution” means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available.  Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company’s securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used.  The Adviser in connection with its services to their advisory clients may also use these various services.  The extent and continuation of this policy is subject to the review of the Company’s Board of Directors.  However, during the past fiscal year, the Adviser received no research material from any broker or dealer.

The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities.  The Company’s portfolio turnover rates during the fiscal years ended August 31, 2011 and August 31, 2010 were 19.58% and 38.07% respectively.

THE COMPANY’S COMMON STOCK

The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania.  Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights.   Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company’s shares other than investment risk and litigation risks described in the Prospectus,2 and there are no preemptive, conversion or cumulative voting rights.  Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

2 See the additional risk described in the Prospectus under the heading of Risks of Investing in the Fund.

PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING

The Company’s shares are offered to the public as described in the Prospectus.  There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

OTHER INFORMATION OF INTEREST TO INVESTORS

Accounting

Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company.  Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annual financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission.   Mr. Keefe bears all expenses in connection with the performance of his services.  For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $7,600 plus additional hourly compensation for additional or unanticipated work.

Compliance

The Company employed its solicitor, Edward Fackenthal as its Compliance Officer.  For services rendered in this regard the Board will compensate him at the rate of $185.00 per hour for time spent.

Custodian and Transfer Agent

First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 (“First National”) serves as the Company’s Custodian and Transfer Agent.   As Custodian, First National holds the Company’s assets subject to the instructions of the Company’s officers.

Auditors

Sanville & Company a registered independent accounting firm, with offices at 1514 Old York Road, Abington PA 19001 served as the Company’s auditors for the fiscal year ending August 31, 2011 and continues to serve. It audited the annual financial report sent to shareholders for this latest fiscal year. For the immediately preceding fiscal year, August 31, 2010, ParenteBeard LLC, 1200 Atwater Drive, Ste. 225, Malvern, Pa., 19355 served as the Company’s auditor. On October 1, 2009, the audit practice of Beard Miller Company LLP was combined with ParenteBeard LLC. Beard Miller Company LLP audited the annual reports to shareholders for 2006, 2007, 2008 and 2009. Those reports are incorporated by reference into this Statement of Additional Information. For additional information respecting the change of auditors from ParenteBeard to Sanville & Company, see the notes to the financial statements also made part of this Statement of Additional Information.

Counsel

Edward Fackenthal, The Law Office of Edward Fackenthal, 1945 Swedesford Road, Malvern PA 19366, counsel to the Company, passes upon the legality of the shares offered hereby.

TAXATION OF THE FUND

As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code (the “Code”); Subchapter M provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company’s shareholders from its earnings.  A failure to qualify under Subchapter M would result in a Company tax based upon its earned income, and an additional tax on the shareholders based upon their distributions.

In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company’s investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction.  The Company’s capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short-term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. The Company intends to distribute “exempt-interest” dividends as described in the Company’s Prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year.   Accordingly, it is unlikely that the Company will pay any income tax.  However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax.  To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary or capital gain income, in proportion to the Company’s receipt of such income. (Note the holding periods specified in the Prospectus).  Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company’s income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital.

The Company is a personal holding company as defined by Sec. 542 of the Code.  Retained income will be taxed at the highest corporate tax rate.  The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities.  The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company’s ability to make investments in securities generating nontaxable income without having to first make an accumulated earnings and profits distribution.

If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See “Dividends.” The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder’s holding period of shares of the Company. Any short-term capital gain distributions are taxable to shareholders as ordinary income. The Company may derive gains in part from municipal obligations purchased below principal or face values; all or a portion of these gains may be taxable as ordinary income rather than capital gains. All capital gain distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company’s taxable year.

State and Local.  Depending upon the extent of the Company’s activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

The foregoing discussion, as well as that contained in the Company’s Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders.  No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

PERFORMANCE DATA

Average Annual Return

NRM Investment Company
Total Return Calculation
Through August 31, 2011

	Annualized Return NRM	Ending Redeemable Value $1000 Invested

1 Year	11.59%	$1,115.89

5 Year	.85%	1,043.23

10 Year	2.47%	1,276.34

Past performance is not predictive of future performance Index key
Prior to 2008: 100% Barclays 5 Yr Muni
2008 thru 7/31/10: 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible
Beginning 7/31/10: 60% Barclays 5 Yr Muni/ 20% S&P500/20% CPI

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
  of NRM Investment Company

We have audited the accompanying statement of assets and liabilities of NRM Investment Company (the “Fund”), including the schedule of investments as of August 31, 2011 and the related statements of operations, changes in net assets and financial highlights for the year ended. These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the year ended August 31, 2010 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report date October 29, 2010 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company as of August 31, 2011, the results of its operations for the year then ended, changes in net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America

Abington, Pennsylvania
October 27, 2011

Schedule of Investments
August 31, 2011

	Principal Amount or Shares	Fair Value
Municipal Bonds –53.7%
General Obligation Bonds –11.4%
Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	$255,330
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	314,616
Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	113,923
Puerto Rico, 5.50%, due 7/1/17	250,000	279,455
Will County, Illinois, 5.0%, due 11/15/24	100,000	107,175
Richland County, South Carolina Broad River Sewer System, 5.375%, due 3/1/30, callable 3/1/13	250,000	262,068
Total General Obligation Bonds		1,332,567

Housing Finance Agency Bonds - 1.7%
Louisiana LOC Government Environmental Facilities Community Development Authority, Multi-family Housing, 4.25%, due 4/15/39, put 4/15/16 at 100.00	185,000	191,817
Total Housing Finance Agency Bonds		191,817

Other Revenue Bonds – 40.6%
Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	197,832
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	100,623
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	523,480
Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/16	350,000	374,091
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	278,098
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/10 at 100 (AMBAC)	155,000	155,493
St. Louis Missouri Municipal Finance Corporation, Leasehold Revenue (County Justice Center), 5.25%, due 2/15/15, callable 2/15/12 at 100 (AMBAC)	50,000	50,656
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/10 at 100 (AMBAC)	140,000	140,438
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15 at 100	300,000	319,992

The accompanying Notes are an integral part of these financial statements.

2

Schedule of Investments (Continued)
August 31, 2011

	Principal Amount or Shares	Fair Value
Municipal Bonds – 53.7% (Continued)

Other Revenue Bonds – 40.6% (Continued)
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/1/16, callable 6/15/12 at 100 (AMBAC)	150,000	$171,517
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	103,095
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	428,502
New York State Dorm Authority, 5.00%, due 7/01/17, callable 7/01/16 at 100 (SIENA)	200,000	221,508
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19, callable 6/1/17 at 100	200,000	200,478
Pennsylvania State Public School Building Authority, 5.00%, due 5/15/22	150,000	157,895
Pennsylvania State Higher Educational Facilities Authority (University of Pennsylvania Health System), 4.75%, due 8/15/22, callable 8/15/19 at 100	150,000	160,749
Spring Texas Independent School District, 5.00%, due 8/15/26, callable 08/15/14	280,000	294,680
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	230,000	234,536
Virginia Port Facilities Authority, 4.50%, due 7/1/30, callable 7/1/19 at 100	200,000	205,160
Pennsylvania State Higher Educational Facilities Authority (St. Joseph University), 5.75%, due 11/1/30, callable 11/1/20 at 100	400,000	414,240
Total Other Revenue Bonds		4,733,063
Total Municipal Bonds (Cost $6,091,009)		6,257,447

Common Stocks – 25.4%

Consumer Discretionary – 3.5%
Genuine Parts Co.	1,700	93,534
Home Depot Inc.	2,400	80,112
McDonalds Corp.	1,100	99,451
VF Corp.	1,150	134,619
Total Consumer Discretionary		407,716

The accompanying Notes are an integral part of these financial statements.

3

Schedule of Investments (Continued)
August 31, 2011

Common Stocks (Continued) – 25.4%
Consumer Staples – 3.9%
Altria Group, Inc.	5,600	$152,264
Kimberly Clark Corp.	1,950	134,862
Kraft Foods Inc., Class A	2,500	87,550
Procter & Gamble Co.	1,250	79,600
Total Consumer Staples		454,276
Energy – 3.2%
Conocophillips	1,550	105,508
Royal Dutch Shell, PLC, ADR	2,000	134,100
Total Fina Elf SA, ADR	2,750	134,860
Total Energy		374,468
Financials – 2.0%
Blackrock, Inc.	500	82,375
M&T Bank Corp.	800	60,856
NYSE Euronext	3,500	95,480
Total Financials		238,711
Health Care – 3.7%
Bristol Myers Squibb Co.	3,650	108,588
Glaxosmithkline PLC, ADR	3,200	137,056
Johnson & Johnson	1,000	65,800
Merck & Co., Inc.	3,700	122,451
Total Health Care		433,895
Industrials – 3.7%
Caterpillar, Inc.	1,000	91,000
Eaton Corp.	2,500	107,375
General Electric Co.	3,600	58,716
Norfolk Southern Corp.	700	47,376
United Parcel Service, Inc. Class B	150	10,109
Waste Management Inc.	3,400	112,336
Total Industrials		426,912
Information Technology – 1.1%
Automatic Data Processing, Inc.	800	40,024
Intel Corp.	4,500	90,585
Total Information Technology		130,609

The accompanying Notes are an integral part of these financial statements.

4

Schedule of Investments (Continued)
August 31, 2011

Common Stocks (Continued) – 25.4%
Materials – 1.0%
Air Products & Chemicals, Inc.	500	$40,935
DuPont E.I. DeNemours & Co.	1,500	72,405
Total Materials		113,340

Telecommunications – 1.3%
AT & T, Inc.	2,800	79,744
Verizon Communications	1,900	68,714
Total Telecommunications		148,458
Utilities – 2.0%
Consolidated Edison, Inc.	2,350	132,093
Exelon Corp.	2,250	97,020
Total Utilities		229,113
Total Common Stocks (Cost $2,659,991)		2,957,498

Exchange Traded Funds – 9.9%
Ishares Comex Gold Trust*	28,040	499,673
SPDR Gold Trust*	2,875	510,945
JPMorgan Chase & Co Aleran ML ETN	4,100	145,509

Total Exchange Traded Funds (Cost $803,815)		1,156,127

Mutual Funds – 7.5%
Pimco Real Return Strategy Fund	45,538	420,323
Vanguard Precious Metals & Mining Fund	17,096	451,689

Total Mutual Funds (Cost $688,758)		872,012

Real Estate Investment Trusts – 1.7%
Capital Trust, Inc.* (Cost $765,147)	70,000	203,700

Short-Term Investments - at Cost Approximating Fair Value - 1.8%
Federated Pennsylvania Municipal Cash Trust #8 – (Cost $205,820)	205,820	205,820
Total Investments - 100% (Cost $11,214,540)		$11,652,604
* Represents non-income producing security during the period.
The accompanying Notes are an integral part of these financial statements.

5

Statement of Assets and Liabilities
August 31, 2011

Assets

Investments at fair value (cost $11,214,540)	$11,652,604
Interest and dividends receivable	96,121
Prepaid expenses	2,642
Total Assets	11,751,367
Liabilities
Due to advisor	5,706
Accrued expenses and other liabilities	33,510
Total Liabilities	39,216
Net Assets, Applicable to 3,318,414 Outstanding Shares, Equivalent to $3.53 a Share	$11,712,151
Net Assets consist of:
Capital Stock	$33,184
Paid-in capital	13,067,169
Accumulated undistributed net investment income	6,388
Accumulated realized loss on investments	(1,832,654)
Unrealized appreciation of investments	438,064
Net Assets	$11,712,151

The accompanying Notes are an integral part of these financial statements.

6

Statement of Operations
Year Ended August 31, 2011

Investment Income
Interest	$253,893
Dividends (net of $2,414 foreign taxes withheld)	192,541
446,434
Expenses
Investment advisory fees	33,550
Custodian fees	16,650
Transfer and dividend disbursing agent fees	4,600
Legal and professional fees	63,208
Registration fees	350
Directors’ fees	6,400
Insurance	1,808
Capital stock tax	2,533
Miscellaneous	5,200
Total Expenses	134,299
Net Investment Income	312,135
Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	145,865
Capital gain distributions received from portfolio companies	4,345
Net unrealized appreciation of investments	783,362
Net Realized and Unrealized Gain on Investments	933,572
Net Increase in Net Assets Resulting from Operations	$1,245,707

The accompanying Notes are an integral part of these financial statements.

7

Statements of Changes in Net Assets
Years Ended August 31, 2011 and 2010

	2011	2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$312,135	$403,825
Net realized gain(loss) from investment transactions	145,865	(985,719)
Capital gain distributions received from portfolio companies	4,345	-
Net unrealized appreciation (depreciation) of investments	783,362	1,622,695
Net Increase (Decrease) in Net Assets Resulting from Operations	1,245,707	1,040,801
Distributions to Shareholders	(311,933)	(401,100)
Capital Share Transactions	(658,126)	54
Total Increase in Net Assets	275,648	639,755
Net Assets - Beginning of Year	11,436,503	10,796,748
Net Assets - End of Year (includes undistributed net investment income $6,388 and $6,186, respectively)	$11,712,151	$11,436,503

The accompanying Notes are an integral part of these financial statements.

8

Condensed Financial Information

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.   Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  For the first four years, this information has been audited by ParenteBeard LLC an independent registered public accounting firm; the information for the latest year has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the SAI or annual report, which are available upon request.

9

Financial Highlights
Years Ended August 31, 2011, 2010, 2009, 2008, and 2007

	2011	2010	2009	2008	2007
Per Share Data (for a share outstanding throughout the indicated year)

Net asset value, beginning of year	$3.25	$3.069	$3.480	$3.551	$3.938

Net investment income (loss) (a)	.094	.114	.138	.321	(.131)

Net realized and unrealized gain (loss) on investments	.279	.181	(.454)	(.336)	(.088)
Total from Investment Operations	.373	.295	(.316)	(.015)	(.219)
Less distributions:
Dividends from capital gains	-	-	-	-	(.025)
Dividends from net tax-exempt income	(.053)	(.052)	(.045)	(.024)	(.064)
Dividends from net taxable income	(.041)	(.062)	(.050)	(.032)	(.079)
Total Distributions	(.094)	(.114)	(.095)	(.056)	(.168)
Net Asset Value, End of Year	$3.53	$3.250	$3.069	$3.480	$3.551
Total Return (Loss) (b)	11.59%	9.71%	(9.20%)	(0.37%)	(5.79%)
Ratios/Supplemental Data

Net assets, end of year (in thousands)	$11,712	$11,437	$10,797	$12,557	$12,815

Ratio of expenses to average net assets	1.17%	1.39%	1.40%	1.33%*	8.62%

Ratio of net investment income (loss) to average net assets	2.73%	3.58%	4.70%	9.23%	(3.43%)

Portfolio turnover rate	19.58%	38.07%	17.27%	9.27%	18.00%

(a) Per share net investment income (loss) has been determined using the average shares method.
(b) Assumes reinvestment of all dividends and distributions.
* Excludes the recovery of environmental claims and related costs.

10

Notes to Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The investment objective of the Fund is to maximize and distribute income and gains on a current basis.  Its secondary objective is preservation of capital.  The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service.  This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates.  Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors.  Investments in securities that are traded on a national securities exchange are valued at the closing prices.  Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes.  Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date.  In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date.  Discounts are accreted over the life of the security.   Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value.  Transactions of these shares are recorded on the trade date.  Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

11

Notes to Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies - Continued

Federal Income Taxes - Continued

Under ASC 740-10, Income Tax Risks, the Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by authorities. GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended August 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 2 - Investment Advisor and Management Fees and Other Transactions with Affiliates

Advisory Agreement - The Fund has an Investment Advisory Agreement with Haverford Financial Services, Inc. (“the Advisor”).  The Advisor manages the Fund’s investments and business affairs subject to the supervision of the Board of Directors.  Under the Investment Advisory Agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 0.30% of the Fund’s net assets, payable in advance, on a quarterly basis, based upon the net assets of the Fund as of the last day of the previous calendar quarter.  The Fund is responsible for its own operating expenses.  The Advisor earned $33,550 in advisory fees for the year ended August 31, 2011 and the Fund owed the Advisor $5,706 at August 31, 2011.

Other Transactions with Affiliates - The Chief Executive Officer of the Advisor is on the Board of Directors of the Fund. The beneficial ownership, either directly or indirectly, or more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act.  As of August 31, 2011, the Fund’s President and Chairman of the Board held approximately 84.91% of the outstanding shares of the Fund and may be deemed to control the Fund.

Note 3 - Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,183,717 and $2,233,753, respectively, during the year ended August 31, 2011.

12

Notes to Financial Statements

Note 4 –Fair Value Measurements

The Fund adopted guidance on fair value measurements, issued by the Financial Accounting Standards Board (FASB) ASC 820-10, “Fair Value Measurements”. ASC 820-10 establishes a fair value hierarchy that prioritizes the inputs to valuation methods used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of fair value hierarchy under ASC 820-10 are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilities.

Level 2- Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3- Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (i.e. support with little or no market value activity).

For financial assets measured at fair value on a recurring basis, the fair value measurement by the level within the fair value hierarchy used as at August 31, 2011 are as follows:

Description	Total	(Level 1- Quoted Prices in Active Markets for Identical Assets)	(Level 2- Significant Other Observable Inputs)	(Level 3- Significant Unobservable Inputs)
Municipal Bonds	$6,257,447	$-	$6,257,447	$-

Common Stocks	2,957,498	2,957,498	-	-

Exchange Traded Funds	1,156,127	1,156,127	-	-

Mutual Funds	872,012	872,012	-	-

Real Estate Investment Trusts	203,700	203,700	-	-

Short-Term Investments	205,820	205,820	-	-

Total	$11,652,604	$5,395,157	$6,257,447	$-

The Fund did not hold any Level 3 securities during the period.

13

Notes to Financial Statements

Note 5 - Environmental Liability

The Fund operated a steel processing factory between 1974 and 1979. During this period, it disposed of a relatively harmless chemical waste product consisting of a weak ferrous chloride solution. The independent transporters represented that its destination was at an approved site. Following various investigations beginning in the 1980’s and continuing to the present, the United States Environmental Protection Agency (EPA) determined that property on Broad Street in Doylestown, Pa. was used as an unapproved disposal site for many hazardous chemicals. In March 2008, it designated the site, called Chem-Fab, a National Priority “Super Fund” site requiring environmental remediation. Among the chemicals supposedly deposited there was ferrous chloride. Operations at Chem-Fab included ferrous chloride of greater strength than the Fund’s waste product. The EPA, supported by what it deems to be relevant documents and a witness statement, determined that the Fund and three others were responsible parties for disposal at Chem-Fab, and pursuant to statutory authorization, invited the four to participate in investigation and remediation. The expected cleanup cost for the site is uncertain but has been estimated at $5,000,000.

The Fund believes the EPA evidence of the Fund’s connection with the Chem-Fab site is weak and that any ferrous chloride of the kind the Fund produced and that may have been taken there caused no environmental harm. Based thereon, the Fund’s board of directors declined the invitation to remediate. On July 10, 2009, EPA acknowledged the refusal (as well as the refusals of the other three), indicating it would conduct an investigation and remediation study without outside participation. There has been no further contact from the EPA.

The EPA, if it persists in its position that the Fund was in any way responsible, may bring formal action for reimbursement. Although the Fund will defend vigorously any such action that might be brought, counsel, at this early stage of the investigation, is unable to evaluate the risk other than to say it is serious and for the indefinite future should be regarded as material.

Note 6 - Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares were as follows:

	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Amount	Shares	Amount
Shares issued	63	$216	-	$-
Shares issued in reinvestment of dividends	12	41	19	59
Shares redeemed	(200,110)	(658,383)	(1)	(5)
Net (Decrease) Increase	(200,035)	$(658,126)	18	$54

14

Notes to Financial Statements

Note 7 - Tax Matters

As of August 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and tax cost of investment securities were as follows:

Undistributed ordinary income	$6,854

Capital loss carry forward*
Expiring 8/31/2017	$(846,935)
Expiring 8/31/2018	(985,719)
$(1,832,654)

Gross unrealized appreciation on investment securities	$1,049,541
Gross unrealized depreciation on investment securities	(611,477)
Net unrealized appreciation on investment securities	$438,064

Cost of investment securities (including short-term investments)	$11,214,540

* The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid are as follows during the years ended August 31, 2011 and August 31, 2010:

	2011	2010
Distributions paid from:
Tax-exempt interest and dividends	$173,638	$182,522
Taxable qualified dividends	72,357	218,578
Taxable ordinary dividends	65,938	-
Long-term capital gains	-	-
	$311,933	$401,100

Note 8 - Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

15

Notes to Financial Statements

Note 9 - Concentration of Credit Risk

During the current period, the Fund had cash balances in excess of federally insured limits.

Note 10 - Cash and Cash Equivalents

The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

In the normal course of business, the Fund’s marketable securities transactions, money balances and marketable security positions are transacted with a broker. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Note 11 - New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

16

Remunerations Paid to Officers, Directors, Etc.

Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers.  The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

NRM INVESTMENT COMPANY’S FISCAL YEAR DIRECTORS’ FEES

MEETING DATE	MCCOY	FISHER	CONNELL	WELSH	FABRIZIO	TOTAL
09/16/2010	$400.00	$400.00	$400.00	$400.00	$400.00	$2,000.00
12/16/2010	400.00	400.00	400.00	400.00	400.00	2,000.00
03/17/2011	400.00			400.00		800.00
06/09/2011	400.00	400.00	400.00		400.00	1,600.00
F/Y Total	$1,600.00	$1,200.00	$1,200.00	$1,200.00	$1,200.00	$6,400.00

Change in Auditors

Pursuant to board of director resolution, ratified by the Company’s shareholders, the Company resolved to employ new auditors for its fiscal year ending August 31, 2011. By letter dated March 28, 2011, the Company dismissed its prior auditor, ParenteBeard, LLC, 1200 Atwater Drive, Suite 225, Malvern, PA 19355. The board acted on its own information; the Company has no audit or similar committee.

ParenteBeard’s report on the financial statements for either of the past two years contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. At no time preceding the dismissal were there any disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In its March 28 dismissal letter, the Company authorized ParenteBeard to respond to the inquiries of the successor accountant in all matters.

The Company’s new auditor is Sanville & Company, 1514 Old York Road, Abington, PA 19001-2607. The engagement letter is dated December 28, 2010 and accepted by the Company shortly thereafter. At no time prior to the Company’s engagement of Sanville & Company did any representative of the Company discuss with any representative of Sanville & Company any matter of accounting principle relative to any event or the type of an auditing opinion that the Company might expect of Sanville & Company.

In sum, there was at no time a disagreement with the prior or newly engaged auditor about any accounting principle or reportable event.

Management of the Fund

The Fund is managed by its Board of Directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company’s officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name, Address and Age	Position with the Company	Past Five Years
John H. McCoy* 280 Abrahams Lane Villanova, PA 19035 89 Years Old	Director, Chairman, President, Treasurer	**Former President of National Rolling Mills, Inc., a steel rolling plant. Prior thereto, he was President and Director of National Rolling Mills Co.
Raymond H. Welsh 1735 Market Street, 36th floor, Philadelphia, Pennsylvania 19103 79 Years Old	Director	Senior vice president of UBS Financial Services, Inc.
Joseph Fabrizio 423 Weldon Drive West Chester, Pa., 19380 53 Years Old	Director	C.P.A. for Rainer and Co., an accounting firm.
Anthony B. Fisher 116 Glenn Road Ardmore, Pennsylvania 19003 59 Years Old	Director, Secretary	Principle of Risnychok and Associates Inc., an insurance agency specializing in surety and property and casualty insurance to the construction industry.
George W. Connell* #3 Radnor Corporate Ctr. Suite 450 100 Matsonford Road Radnor, PA 19087 74 Years Old	Director
Vice Chairman, Director and sole shareholder of HFS, the Company’s investment adviser; Vice Chairman and sole shareholder of The Haverford Trust Company; CEO and Director of Haverford Trust Securities, a broker-dealer subsidiary of The Haverford Trust Company.

*	Interested Director – Mr. McCoy owns a majority of the shares of the Company and Mr. Connell is the Principal of the Company’s Investment Adviser.

**	Retired for more than five years.

Anthony Fisher is Secretary and has been an elected board member since December 2008; earlier in 2008 he was an appointed interim board member.  George W. Connell is the principal officer of Haverford Financial Services, Inc., the Company’s investment adviser. Mr. Connell has been a member since 1992.   Raymond Welsh has been an elected board member since December 2008; earlier in 2008 he was an appointed interim board member.  Mr. Fabrizio has been a board member since 2007. John H. McCoy is President and Treasurer and has been a board member since the outset of the Fund in 1979.  All directors stand for election yearly and are elected for a one-year term.  Officers serve for indefinite terms at the discretion of the directors.

Investments by McCoy and Connell in the Company each exceed $100,000.00. No other director owns shares in the Fund.

The Statement of Additional Information forming part of the Fund’s registration statement includes additional information about the registrant and its directors. It is available, without charge, upon request, by calling Edward Fackenthal, assistant secretary and counsel for the Company, collect, at (484) 318-7979, or email request to him at efackenthal@aol.com.

Management’s Discussion of Fund Investment Performance

The past year was marked by an economy that continued an uneven pattern of slow growth.  Repeating its experience from 2010, the economy slowed its rate of growth during the summer months after slightly better results earlier in the calendar year. Unemployment remained stubbornly high. The Federal Reserve maintained its Federal Funds policy target at the 0 to 0.25% rate initiated in December 2008. In the FOMC’s own words, they expect that the rate will remain at this exceptionally low level for an extended period. They further elaborated that this policy could well continue for another two years, until perhaps mid-2013. The summer also saw a divisive Congressional battle regarding raising the US debt ceiling combined with S&P’s downgrade of the US Treasury debt. Concerns over European sovereign debt also weighed heavily on the markets. These concerns drove investors to seek the safety of US Treasury issues despite the downgrade and continuing annual deficits of approximately $1 trillion. As an example of the volatility produced by these sharp shifts in sentiment, the yield on the benchmark 10-year Treasury note rose from 2.47% at the end of the prior fiscal year to 3.74% in February 2011 before falling to 2.22% at fiscal yearend 2011. Investors bid up the price of precious metals and other hard assets in response to these concerns and volatility. The benefit to the portfolio from the improvement in asset prices is discussed below.

The Fund’s total portfolio performance for the fiscal year ended August 31, 2011 was 11.59%. This was positively impacted by the inclusion of common equity securities for the period. The portfolio’s equity holdings returned 30.70% for the twelve month period. This performance exceeded the S&P 500 Index performance of 18.50% for the period primarily due to the portfolio’s exposure to stocks and funds tied to the metals, mining and natural resources sector. As an indication of that sector’s performance for the period, the spot market price of Gold rose 46.4% to $1826.10/oz at the end of the fiscal year from $1247.45/oz on August 31, 2010. The balance of the equity holdings, representing 27.1% of investments, is comprised of large-cap, dividend paying stocks. For the fiscal year, these holdings returned approximately 19.7%, also exceeding the return of the benchmark S&P 500 Index.

The portfolio performance for the fiscal year was impacted by a defensive positioning in the portfolio’s municipal bond holdings. The municipal bond holdings returned 2.88% compared to 3.61% for the benchmark Barclays Capital 5-year Municipal Bond Index. The recent six month period was heavily influenced by a recovery from the negative sentiment regarding credit and budget pressures on state and local governments that had weighed heavily on the first half of the fiscal year. The defensive posture achieved its objective of reduced volatility, outperforming the benchmark during a period when the market was weak and underperforming when the market rebounded. We expect to maintain this defensive posture while interest rates remain at historically low levels.

Looking forward, we believe the portfolio’s combination of a defensively postured bond portfolio and an equity portfolio comprised of high quality, dividend-paying stocks and stocks with exposure to natural resources will result in performance consistent with the objectives of the Board of Directors.

The following is a line graph that compares the initial and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year and an appropriate broad-based securities market index for the same period.

* Index key

Prior to 2008: 100% Barclays 5 Yr Muni
2008 thru 7/31/10: 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible
Beginning 7/31/10: 60% Barclays 5 Yr Muni/ 20% S&P500/20% CPI

The next is a table providing the Fund’s average annual total returns for the 1-5- and 10-year periods as of the end of the last day of the most recent fiscal year.

NRM Investment Company
Total Return Calculation
Through August 31, 2011

	Annualized Return NRM	Ending Redeemable Value $1000 Invested

1 Year	11.59%	$1,115.89

5 Year	.85%	1,043.23

10 Year	2.47%	1,276.34

Past performance is not predictive of future performance
* Index key
Prior to 2008: 100% Barclays 5 Yr Muni
2008 thru 7/31/10: 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible
Beginning 7/31/10: 60% Barclays 5 Yr Muni/ 20% S&P500/20% CPI

Respecting the foregoing graph and table, past performance does not predict future performance and they do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense Example

As a shareholder of the Fund, you incur ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of March 1, 2011 to August 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value on March 1, 2011	Ending Account Value on August 31, 2011	Expenses Paid During Period* of March 1, 2011 to August 31. 2011
Actual	$1,000	$1,039.84	$5.92
Hypothetical (5% return before expenses)	$1,000	$1,037.72	$6.01

*Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2011.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commissions website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 are available without charge, upon request, by calling Eileen Chambers who represents the Fund’s investment adviser toll free at 888-995-5995 and may also be found on the Commission Website at http://www.sec.gov.

PART C
OTHER INFORMATION

Exhibit Index and Following Items

Item 28 – Exhibit Index

(a)

(i)	Articles of Incorporation are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(1)

(ii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(2)

(iii)	Amendment to Articles of Incorporation incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(a)(3)

(b)

(i)	By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(1)

(ii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(2)

(iii)	Amendment to By-Laws are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(b)(3)

(iv)	Amendment to By-Laws of December 15, 2005 are incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, as Exhibit 23(b)(4)

(c) None

(d)	Investment Advisory Agreement dated December 15, 2005 incorporated by reference to the N1a filing of August 31, 2006, being Amendment 32, attached thereto as 23(d)(1). Restatement incorporated by reference to the N1a filing of November 17, 2009, being Amendment 35, attached thereto as 23(d)(2).

(e)	Not applicable

(f)	Not applicable

(g)

(i)	Custodian Agreement, dated March 9, 2000 is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(g)(1)

(h)

(i)	Administration Agreement is incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(h)(1)

(i)	Opinion of Counsel, attached as 28(i).

(j)

(i)	Consent of Edward Fackenthal attached as 28 (j)(i)

(ii)	Consent of Sanville & Company attached as 28(j)(ii).

(k)	None

(l)	None

(m)	None

(n)	None

2

(o)	n/a

(p)
Ethics Code - is incorporated by reference to the N1a filing of January 16, 2001, being Amendment 26, as Exhibit O; its restatement is incorporated by reference to the N1a filing of November 17, 2009, being Amendment 35, attached thereto as 23(p).

Item 29	Not applicable

Item 30
Under the Company’s bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 31
The business of HFS, Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under “Advisory Agreement” in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 32	Not applicable

Item 33
Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company’s assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant’s articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company’s principal executive offices, 280 Abrahams Lane, Villanova, Pa., 19085.

Item 34	Not applicable

Item 35	Not applicable

3

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 27, 2011.

/s/ Joseph Fabrizio
Joseph Fabrizio

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 27, 2011.

/s/ Raymond H. Welsh
Raymond H. Welsh

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 27, 2011.

/s/ George W. Connell
George W. Connell

NRM INVESTMENT COMPANY

Power of Attorney

     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 27, 2011.

/s/ Anthony B. Fisher
Anthony B. Fisher

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 27, 2011.

NRM INVESTMENT COMPANY

By:	/s/ John H. McCoy
John H. McCoy President

          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John H. McCoy
John H. McCoy	President (Chief Executive Officer) 10/27/11

          The Post-Effective Amendment No. 39 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

JOSEPH FABRIZIO
RAYMOND H. WELSH
GEORGE W. CONNELL                                                                            DATE 10/27/11
ANTHONY FISHER